Exhibit 10.12(c)
WARRANT AGREEMENT TO PURCHASE
COMMON STOCK OF GREEN PLAINS INC.

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. AS A RESULT, NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THIS WARRANT OR SUCH SHARES ARE REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.
Warrant No. 003     Number of Warrants: 539,572    May 7, 2025
For value received, Green Plains Inc., an Iowa corporation (the “Company”), hereby grants to Ancora Merlin Institutional, LP (together with its successors and assigns as set forth on the books of the Company, each a “Registered Holder”) the number of Warrants set forth above (the “Warrants” and the certificate evidencing same being referred to herein as “this Warrant”), each of the Warrants entitling the Registered Holder to purchase from the Company, until the Expiration Date (as defined in Section 2.01), upon the terms of this Warrant, one fully paid and non-assessable share (as same may be adjusted pursuant to Section 1, each a “Warrant Share” and together the “Warrant Shares”) of the Company’s common stock, $.001 par value (the “Common Stock”) for a price of $0.01 per share (the “Per Share Exercise Price”), subject to all adjustments set forth herein. The total price to be paid by the Registered Holder upon purchase of all of the Warrant Shares is $0.01 multiplied by the number of Warrants evidenced by this certificate (“Total Exercise Price”).
1.Adjustments
1.01Adjustments for Certain Events.
(a)Stock Dividends, Subdivisions and Combinations. If at any time, or from time-to-time, after the date hereof, the Company (i) declares a dividend on the Common Stock that is payable with shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock into a greater number of shares of Common Stock by a stock split, reclassification or other method, or (iii) combines or consolidates the outstanding shares of Common Stock into a lesser number of shares of Common Stock by a reverse stock split, reclassification or other method, then the number of Warrant Shares issuable upon exercise of this Warrant shall be decreased or increased, as appropriate, by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately before such event by a fraction, the numerator of which is the number of issued and outstanding shares of Common Stock immediately after such event and the denominator of which is the number of issued and outstanding shares of Common Stock immediately before such event. The events set forth above are deemed to occur on the date the Company’s Board of Directors (the “Board”) declares the dividend or authorizes the subdivision or combination of shares of Common Stock unless, for any reason, the dividend is not subsequently paid or the subdivision or combination is not subsequently completed. After any adjustment to the number of Warrant Shares under this Section 1.01(a) the Per Share Exercise Price shall be adjusted to that number determined by dividing the Total Exercise Price by the number of Warrant Shares issuable upon exercise of this Warrant after such adjustments.
39650.00001

(b)Reclassification, Etc. In case of any reclassification (other than a reclassification governed by Section 1.01(a)) or change of the outstanding securities of the Company or of any reorganization, sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another entity or merger of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, then and in each such case the Registered Holder upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, sale or conveyance, exchange of securities or merger shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, only the stock or other securities or cash or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto. Any such change in the the number of Warrant Shares or the kind and amount of stock or other securities or property into which this Warrant shall be exercisable shall be effective as of the closing of the transaction that precipitated such adjustment.
1.02General Adjustment Provisions
(a)Notice of Adjustments. Upon each event that causes an adjustment of the number of Warrant Shares or the kind and amount of stock or other securities or property into which this Warrant shall be exercisable, the Company, at its expense, shall promptly compute such adjustments in accordance with the terms hereof, reflect such adjustment on its books and prepare and furnish the Registered Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company’s Chief Financial Officer shall attest to the accuracy of the certificate. Upon the Registered Holder’s written request at any time, but no more often than quarterly, the Company shall furnish to the Registered Holder a certificate setting forth (i) all prior adjustments to the number of Warrant Shares or the kind and amount of stock or other securities or property into which this Warrant shall be exercisable, (ii) the Per Share Exercise Price currently in effect and (iii) the number of Warrant Shares and the amount, if any, of other property, that the Registered Holder would receive upon exercise of this Warrant.
(b)Miscellaneous. Unless specifically provided herein to the contrary, all of the adjustments set forth in this Section 1 are cumulative. No adjustment of the number of Warrant Shares shall be made hereunder with respect to any shares of Common Stock that have been issued to the Registered Holder upon exercise of this Warrant.
(c)No Increase Per Share Exercise Price. In no event shall any such adjustment have the effect of increasing the Per Share Exercise Price as otherwise determined pursuant to this Section 1.
(d)Disputes. In the event that there is any dispute as to the computation of the number of Warrant Shares required to be issued upon exercise of this Warrant, the Registered Holders and the Company will retain a mutually acceptable independent and nationally recognized accounting firm to re-compute the number of Warrant Shares required to be issued upon exercise of this Warrant pursuant to the terms hereof, which firm may review the financial statements or other information upon which such computations were based. The determination of such firm shall, in the absence of manifest error, be binding upon the Registered Holders of this Warrant and the Company. If there shall be a dispute as to the selection of such nationally recognized accounting firm, such firm shall be appointed by the American Institute of Certified Public Accountants if willing, otherwise by the American Arbitration Association in New York City, upon application by the Company and Registered Holders of at least 25 percent of the then outstanding Warrants, with notice to the other Registered Holders. The cost for the retention of such firm shall be borne by the Company if the Company’s original computation was incorrect, and otherwise by the Registered Holders.
2.Exercise.
2.01Exercise Period. The Registered Holder may exercise this Warrant for all or less than all of the Warrant Shares at any time and from time to time before 5:00 P.M. local time in Omaha, Nebraska on May 7, 2035 (the “Expiration Date”).
2.02Manner. The Registered Holder shall exercise this Warrant by delivering to the Secretary of the Company at its principal office (a) this original Warrant, (b) a notice of exercise in the form attached hereto as Exhibit A (“Exercise Notice”) and (c) (x) full payment in the amount of the Per Share Exercise Price multiplied by the number of Warrant Shares that Registered Holder is purchasing hereunder (the “Purchase Price”) or (y) notice of a Cashless Exercise.
2.03Form of Payment. Registered Holder shall pay the Purchase Price (a) in cash, (b) by bank cashier’s check, (c) by Federal Reserve System wire transfer of immediately available funds, or (d) by any combination of the foregoing.
2.04Cashless Exercise. The Registered Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Per Share Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):
 Net Number =     (A x B) – (A x C)
     D

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the quotient of (x) the sum of the VWAP of the Common Stock of each of the five (5) Trading Days ending at the close of business on the Principal Market immediately prior to the time of exercise as set forth in the applicable Exercise Notice, divided by (y) five (5) (the “Cashless Measuring Period”).

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

D = as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the bid price of the Common Stock as of the time of the Registered Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a) hereof, or (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 2.02 hereof after the close of “regular trading hours” on such Trading Day.

For purposes of Rule 144(d), it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Registered Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

2.05 Delivery to Registered Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) business days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
(i)    a certificate or certificates for the number of Warrant Shares to which such Registered Holder shall be entitled; and
(ii)    in case such exercise is in part only, a new Warrant of like tenor for the number of Warrants (without giving effect to any adjustment therein) called for on the face of this Warrant minus the number of Warrants exercised.
2.06Holder’s Exercise Limitations.
(a)Limitation on Exercise. No Registered Holder shall have the right to exercise any portion of this Warrant, pursuant to this Section 2 or otherwise, and no such exercise shall be effective, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Registered Holder (together with the Registered Holder’s affiliates, any other Person who would be a “beneficial owner” (within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of shares included in such issuance, and any other Person whose beneficial ownership of shares of Common Stock would be aggregated with the Registered Holder’s for purposes of Section 13(d) of the Exchange Act and the applicable rules and regulations of the Securities and Exchange Commission, including any “group” (within the meaning of the Exchange Act) of which the Registered Holder or any such other Person is a member (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), provided that a Registered Holder may waive the application of the limitations in this Section 2.06(a) to such Registered Holder upon sixty-five (65) calendar days prior written notice to the Company by such Registered Holder.
For the avoidance of doubt, the Registered Holder shall be permitted to exercise this Warrant, at any time, in part or in whole (but not as to fractional shares), in amounts sufficient for the Registered Holder and Attribution Parties to maintain in the aggregate beneficial ownership of shares of Common Stock in an amount equal to or less than the then-applicable Beneficial Ownership Limitation, including if and to the extent that (A) any other warrants by the Company are exercised, transferred, exchanged, redeemed or otherwise cease to be in the ownership or control of the parties that received such warrants subsequent to the date hereof or (B) the Company issues additional shares of Common Stock for any reason (including, for the avoidance of doubt, any exercise, exchange or conversion of warrants, options or convertible securities or other securities into shares of Common Stock).
(b)Calculation of Limitation. Except where the Registered Holder has waived the application of the limitations in this Section 2.06 pursuant to Section 2.06(a), the submission of an

Exercise Notice shall be deemed to be the Registered Holder’s representation that such proposed exercise of this Warrant is not in excess of the limitation contained in this Section 2.06, and the Company shall have no liability for any non-compliance by the Registered Holder with the limitation set forth herein. For purposes of this Section 2.06, in determining the number of outstanding shares of Common Stock, a Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company setting forth the number of shares of Common Stock outstanding; provided, that¸ in the case of clause (B) and (C), the Registered Holder may rely only on the most recent such announcement or notice. In each case, the number of outstanding shares of Common Stock shall be determined by the Registered Holder after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Registered Holder or otherwise included in the Registered Holder’s beneficial ownership since the date as of which such number of outstanding shares of Common Stock was reported.
(c)Beneficial Ownership Limitation Percentage. The “Beneficial Ownership Limitation” shall be 19.8% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant and in respect of which an Exercise Notice has been issued.

3.Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, or (b) to offer to the holders of any class or series of its capital stock any additional shares of stock of any class or series or other rights, the Company shall deliver written notice thereof to Registered Holder. Such notice shall be given at least twenty (20) calendar days before (i) the record date for such dividend, distribution or offering and (ii) the earlier of any vote to approve or the closing of such transaction. The notice shall generally describe the event expected to occur, the anticipated date thereof and the name and telephone number of the Company’s representative whom the Registered Holder may contact to obtain additional information concerning the anticipated event.
4.Reservation of Common Stock; Valid Issuance. During the period in which this Warrant may be exercised, the Company will at all times have authorized, and in reserve, shares of Common Stock equal to the maximum amount of the shares of Common Stock that can be issued upon exercise of all of this Warrant and such other securities and properties as from time to time shall be deliverable to the Registered Holder upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except such as may be imposed under applicable federal and state securities laws). The Company further covenants that such shares of Common Stock as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
5.Issue or Transfer Taxes. The Company shall pay all issue and other non-income based taxes that may be payable in respect of the issuance or delivery of the Warrant Shares on exercise of the Warrant. The Registered Holder shall pay all transfer taxes due upon any transfer requested by Registered Holder in connection with any such exercise.
6.Transfers.
(a)    Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.
(b)    Transferability. Subject to the provisions of Section 6(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, by the Registered Holder without charge to the Registered Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed assignment in the form attached hereto as Exhibit B. Upon such compliance, surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.
(c)    Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register (which the Company shall effect promptly following submission of this Warrant to it) the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.
(d)    Deliveries Upon Transfer. As soon as practicable after a transfer of this Warrant in whole or in part, and in any event within ten (10) business days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to:
(i)    to the transferee a certificate or certificates registered in the name of the transferee for the number of Warrants transferred to such transferee; and
(ii)    in case such transfer is in part only, to the Registered Holder a new Warrant of like tenor for the number of Warrants (without giving effect to any adjustment therein) called for on the face of this Warrant minus the number of Warrants transferred.
(e)    Loss, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Registered Holder a new Warrant of like date, tenor and denomination.
7.Fractional Shares. No fractional share of Common Stock shall be issued upon the exercise of this Warrant. All of the Warrant Shares issuable upon any exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after such aggregation, the exercise would result in the issuance of a fractional share, the Company shall in lieu thereof pay the Registered Holder a cash amount equal to the fair market value of such fractional share on the date of exercise. The Board, acting in good faith, shall determine the fair market value of the fractional share.
8.Closing of Transfer Books. The right to exercise this Warrant shall not be suspended during any period while the stock transfer book of the Company for its Common Stock is closed. Notwithstanding the foregoing, the Company shall not be required to deliver certificates of its Common Stock upon exercise of this Warrant while its stock transfer book is duly closed and may postpone the delivery of the certificates for its Common Stock until the opening of such books.
9.Certain Definitions. For purposes of this Warrant, the following terms shall have the following meanings:
(a)“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Registered Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(b)“Principal Market” means the Nasdaq Capital Market.
(c)“Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Registered Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(d)“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Registered Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.
10.Notices. Any notice given hereunder shall be deemed given (a) when delivery is tendered if personally delivered, (b) three (3) days after the postmark if mailed certified mail, return receipt requested, (c) on the first business day after delivery to a nationally recognized company regularly providing overnight delivery services if sent by next business day service and (d) on the day receipt is confirmed, either by the recipient or electronically, if sent by telecopy. If a party sends a notice by any other method, it shall be deemed given when the addressee or addressee’s authorized agent actually receives the notice. In each case, notices shall be addressed to the Company at 1811 Aksarben Drive, Omaha NE 68106, and to the Registered Holder at 6060 Parkland Boulevard, Cleveland, OH 44124, or such address of the Registered Holder reflected after the date hereof (including as to any transfers as reflected on an Assignment Form) in the warrant register maintained pursuant to Section 6(c), or such other address as such party may indicate by a notice to the other party.
11.Registered Holder Not Stockholder. This Warrant does not confer upon Registered Holder any rights or liabilities as a stockholder of the Company, including, but not limited to, any right to vote or to consent or to receive notice as a stockholder of the Company until the first business day following the Registered Holder’s exercise of this Warrant and the Company’s receipt of the documentation required to be delivered to it by the Registered Holder pursuant to Section 2.02, 2.03 and/or 2.04.
12.No Impairment. The Company shall not, by amendment of its certificate of incorporation, bylaws or other governing documents, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Registered Holder in order to protect the exercise rights of the Registered Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.
13.Registration Rights. The Registered Holder will be entitled to “piggy back” registration rights, with respect to the Warrant Shares issuable hereunder, in the following manner.

(a)The term “Registrable Securities” shall mean Warrant Shares issuable upon exercise of the Warrants, together with any shares common stock issued or issuable by way of a stock dividend or stock split or in connection with any recapitalization, merger, consolidation or other reorganization; provided that the term “Registrable Securities” shall not include any securities that have been either: (i) publicly resold pursuant to Rule 144 promulgated under theAct (ii) are eligible for sale under Rule 144(k) of the Act.

(b)If at any time hereafter, the Company shall prepare and file one or more registration statements under the Act, with respect to a public offering of Registrable Securities of the Company, other than registration statements on Form S-4 or S-8 (or their successor forms), the Company will include in any such registration statement such information as is required, and such number of Registrable Securities held by the Registered Holder and/or its assigns as it may be request, to permit a public offering of the Registrable Securities so requested; provided, however, that in the case of an underwritten offering, if, in the written opinion of the Company’s managing underwriter for such offering, the inclusion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or any other selling security holder(s), would exceed the maximum amount of the Company’s securities that can be marketed without otherwise materially and adversely affecting the entire offering, then such managing underwriter may exclude from such offering that portion of the Registrable Securities requested to be so registered, provided that a pro-rata portion of each other selling security holder’s securities (other than securities being registered pursuant to demand registration rights) is also excluded, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affect the entire offering.

(c)In the event of such a proposed registration, the Company shall furnish the Registered Holder with not less than twenty (20) days’ written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given by the Company to the Registered Holder with respect to subsequent registration statements until such time as all of the Registrable Securities have been registered or may be sold without registration under the Act or applicable state securities laws and regulations, and without limitation as to volume pursuant to Rule 144 of the Act. The Registered Holder shall exercise the rights provided for herein by giving written notice to the Company, within ten (10) days of receipt of the Company’s notice of its intention to file a registration statement.

(d)It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant with respect to the Registrable Securities that the Registered Holder furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

(e)The Company shall pay all costs, fees and expenses in connection with all post-effective amendments or new registration statements filed pursuant to this Warrant,

including, without limitation, the Company’s legal and accounting fees, printing expenses and blue sky fees and expenses.

(f)In the event of any registration of any of the Registrable Securities under this Agreement, the Company will indemnify and hold harmless Registered Holder against any losses, claims, damages or liabilities, to which the Registered Holder may become subject, insofar as any losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities are registered under the Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse the Registered Holder for any legal or any other expenses reasonable incurred by the Registered Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of Holder specifically for use in the preparation thereof.
14.Amendment. The provisions of this Warrant may only be amended or modified in writing by the Company and the Registered Holder.
15.Governing Law. This Warrant shall be governed by the laws of the State of New York without regard to the choice of law provisions thereof that would defer to the substantive laws of another jurisdiction.
16.Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction thereof.
17.Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof.
IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.
                    GREEN PLAINS INC.

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

EXHIBIT A
FORM NOTICE OF EXERCISE

TO:    Green Plains Inc.
(1)The undersigned hereby elects to exercise _______ Warrants to purchase shares of the common stock, par value $.001 per share (the “Common Stock”) of Green Plains Inc., an Iowa corporation (the “Company”), pursuant to the terms of the attached Warrant, and:
□    Tenders herewith payment of $___________ of the Total Exercise Price which is applicable to the portion of this Warrant being exercised pursuant to Section 2.02 of this Warrant.
□    Elects to exercise pursuant to a Cashless Exercise in accordance with Section 2.04 of the Warrant.
(2)Please issue a certificate or certificates representing said shares of the Common Stock of the Company or other securities or property deliverable upon exercise of this Warrant in the name of the undersigned or in such other name and address as is specified below:
___________________________
(Name)
___________________________
___________________________
(Address)

(3)The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned, not as a nominee for any other party, and for investment, by reason of a specific exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), which exemption depends upon, among other things, the bona fide nature of the investment intent herein, (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act, and they must be held unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock, may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the time period prescribed by Rule 144, and that among the conditions for use of the Rule is the availability of current information to the public about the Company and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock, unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.
_______________________            ___________________________________
Date                            (Signature)
                            ___________________________________
                            (Print Name)

EXHIBIT B
ASSIGNMENT FORM

    FOR VALUED RECEIVED, ___________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to _______ Warrants, to:

Name of Assignee	Address	No. of Warrants

Dated:__________________                Signature:__________________________

                                 __________________________

                            Witness:____________________________